SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 8, 2007
                        (Date of earliest event reported)

                             CARSUNLIMITED.COM, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                       000-28195                11-3535204
         ------                       ---------                ----------
(State or other                  (Commission File          (IRS Employer
jurisdiction of incorporation)                 Number)      Identification No.)


                     305 Madison Avenue, New York, NY 10165
          ------------------------------------------------------------
               (Address of principal executive offices) (zip code)


Registrant's telephone number, including area code            (212) 986-0886
                                                              --------------
                          (Issuer's telephone number)
                -------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

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Item 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

            (b). On February 8, 2007, Tedd Thomas, who had been appointed a director of the Company on February 1, 2007, resigned his position. Mr. Thomas stated that personal reasons prevented him from assuming the obligations entailed in such position.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CARSUNLIMITED.COM, INC.
Date: February 13, 2007
                                            By: /s/ Geoffrey Donaldson
                                                -------------------------
                                            Geoffrey Donaldson
                                            Chief Executive Officer